EXHIBIT 99.3

                         INDUCEMENT/INDEMNITY AGREEMENT

         WHEREAS, Thomas F. Duszynski and Don Huggins sought out the members and owners of Absolute Industries, LLC ("ABSOLUTE"), solicited the acquisition of the ABSOLUTE membership interests and proposed a merger transaction to the holders of Absolute membership interests by and between ABSOLUTE and ThermaCell Technologies, Inc. ("THERMACELL") (now known as Absolute Waste Services, Inc.).

         WHEREAS, Pac Funding, LLC, as the debtor in possession funding source, is willing to indemnify ABSOLUTE and THERMACELL for liabilities, debts and obligations of THERMACELL that exist or relate to events or circumstances prior to the Effective Time of the Agreement and Plan of Merger.

         NOW, THEREFORE, in order to induce the members and owners of ABSOLUTE to close the Agreement and Plan of Merger with THERMACELL without obtaining certain opinions from THERMACELL's counsel and without THERMACELL having taken the appropriate actions to cause its common stock to be fully tradable on the OTC:BB as required under such Agreement, Thomas F. Duszynski and Don Huggins hereby represent and warrant to the best of each of their respective knowledge to the members of ABSOLUTE that the following are true and correct as of the
Closing:

1. Bankruptcy Status. In November, 2001, THERMACELL filed a voluntary petition ("Bankruptcy Proceeding") for reorganization under Chapter 11 of the United States Bankruptcy Code. Pursuant to that action, the United States Bankruptcy Court for the Middle District of Florida confirmed THERMACELL's Plan of Reorganization on August 30, 2002 ("Plan of Reorganization"). A true and correct copy of the Plan of Reorganization is attached hereto as
     Exhibit 1. The previously existing assets and business of THERMACELL have been transferred to a newly-formed subsidiary free and clear of any and all debts, claims, liens, demands and interest of creditors, equity security holders and parties and interests, except as described on Schedule 1 attached hereto. The Plan of Reorganization does not provide for the liquidation of all or substantially all of the property of the bankruptcy estate of THERMACELL. THERMACELL, the reorganized debtor, did engage in its pre-petition business following consummation of the Plan of Reorganization.
     Schedule 1 attached hereto sets forth all debts, claims and demands that arose before the date of confirmation but that were not discharged upon the entry on March 21, 2003 of the Final Decree in the Bankruptcy Proceeding.

2. Pac Funding, LLC Indemnity. Provided that THERMACELL and ABSOLUTE WASTE ACQUISITIONS, INC. furnishes at their expense the required audited financial statements and other financial information Pac Funding, LLC ("PAC FUNDING") hereby agrees to pay the professional fees and other expenses incurred to file on behalf of THERMACELL and ABSOLUTE WASTE ACQUISITIONS, INC. for (i) the Form 15(c)(2)(11) with NASD, (ii) the EDGAR filing costs and expenses for Couture & Co. with the SEC the Form 10-KSB annual reports for the years ending September 30, 2003 and September 30, 2004, (iii) the Form 10-Q's and Form 8-K's required for all periods through September 30, 2004, the Form D required in connection with the consummation of the Agreement and Plan of Merger, and (iv) any other EDGAR costs and expenses of Couture & Co. for SEC filings required for all periods through September 30, 2004 (i.e. Forms 3, 4 and Schedule 13D). PAC FUNDING hereby agrees to indemnify and hold harmless THERMACELL, ABSOLUTE, ABSOLUTE WASTE ACQUISITIONS, INC. and their respective successors ("INDEMNITEES") from (i) all debts, claims, liabilities and demands of THERMACELL that arose before the date of confirmation of the Plan of Reorganization but were not discharged upon the entry on March 21, 2003 of the Final Decree in the Bankruptcy Proceeding, (ii) all liabilities, debts and obligations of THERMACELL or ABSOLUTE WASTE ACQUISITIONS, INC. that arose after the Final Decree in the Bankruptcy Proceeding from events or circumstances that occurred prior to the Effective Time of the Agreement and Plan of Merger, including without limitation professional fees and other expenses incurred by either THERMACELL or ABSOLUTE WASTE ACQUISITIONS, INC. in connection with the negotiation, documentation and consummation of the Agreement and Plan of Merger, (iii) liability for the professional fees and other expenses that PAC FUNDING, Thomas F. Duszynski, Don Huggins have agreed to pay in connection with the filings set forth above, and (iv) reasonable attorney's fees and expenses incurred by INDEMNITEES in enforcing this indemnification obligation. Schedule 2, attached hereto, sets forth all such debts, claims, demands and liabilities ("Assumed Liabilities"). PAC FUNDING shall deliver via wire transfer to THERMACELL cash in the total amount of the Assumed Liabilities on or before the Effective Time of the Merger. Thomas F. Duszynski and Don Huggins represent to ABSOLUTE and THERMACELL that PAC FUNDING is authorized to enter into this Agreement and undertake the indemnification obligations described herein. The Indemnity obligations set forth in this Section 2 are not personal obligations or guaranties of Thomas F. Duszynski and Don Huggins.

3. Litigation. Except as disclosed in Schedule 3 and except for the bankruptcy proceeding described in Section 1 above, neither THERMACELL nor its
     Subsidiaries:

                  a. is a party to any litigation, proceeding or administrative investigation, and, none is pending or to the best of its knowledge threatened against them, their respective properties, any property used in the business of THERMACELL and its Subsidiaries or the transactions contemplated by this Agreement;

                  b. knows of any outstanding order, writ, injunction or decree of any court, government, governmental authority or arbitration against or affecting it, its properties or business;
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                  c.       knows of any basis for any such litigation,
                           proceeding or investigation to have a materially adverse effect, financial or otherwise, on the business, property, operations or prospects of THERMACELL and its Subsidiaries; and

                  d. knows of any material infringement of any copyright, trademark, trade name, patent or other proprietary right owned or licensed by it.

                  There is no action, suit or proceeding pending against THERMACELL or its Subsidiaries before or by any court, administrative agency or other governmental authority which brings into question the validity of, or might in any way impair, the execution, the delivery or the performance by THERMACELL of this Agreement or of any of the other instruments, agreements and documents described herein or constitute a default with respect to any other instrument, agreement or document to which THERMACELL is subject or bound.

4. Investment Representations. THERMACELL and its representatives have been provided ample opportunity to ask questions of ABSOLUTE's management, and have received answers satisfactory to such representatives regarding the financial condition, business and affairs of ABSOLUTE and such other information as it desired in order to evaluate the purchase of membership interests in ABSOLUTE. THERMACELL is purchasing membership interests in ABSOLUTE for its own account for the purpose of investment and not with a view for sale in connection with any distribution thereof. THERMACELL has been advised prior to investing that the Absolute interests may not be resold without an exemption from registration. THERMACELL's representatives have the knowledge and experience to evaluate the merits and risks of the purchase of the ABSOLUTE membership interests. THERMACELL acknowledges that Thomas F. Duszynski and Don Huggins are the representatives of THERMACELL. Neither of the THERMACELL representatives has any material relationship to Absolute. Thermacell has the financial ability to bear the economic risk of holding the ABSOLUTE membership interests for an indefinite period of time and to suffer the complete loss of its investment in the ABSOLUTE membership interests. Thermacell sought out Absolute, solicited the acquisition of the ABSOLUTE membership interests and proposed the merger transaction to the holders of Absolute membership interests.

5. Financial Statements. Except as disclosed on Schedule 5 attached hereto, the annual financial statements of THERMACELL dated as of September 30, 2002 and the 9 month quarter financial statements as of June 30, 2003 (the "Financial Statements"):

               a.   are in accordance with the books and records of THERMACELL;

               b. fairly set forth the financial condition and results of the operations of THERMACELL as of the relevant dates thereof and for the periods covered thereby;

               c. contain and reflect all necessary and material adjustments for a fair representation of the results of operations and financial condition for the periods covered by the statements.

6. Absence of Undisclosed Liabilities. Except as disclosed in the Financial Statements or in Schedules 2 or 6 attached hereto, THERMACELL is not obligated for, nor are any of the assets or properties of THERMACELL subject to, any liabilities of any kind, including without limitation trade liabilities incurred in the ordinary course of business and professional fees incurred in connection with the negotiation, documentation and consummation of the Agreement and Plan of Merger.

7. Tax Matters. THERMACELL and its subsidiaries have prepared and filed or will file in a timely manner all federal, state and local tax returns and reports as are and have been required to be filed, which returns were prepared on a basis consistent with the financial statements of THERMACELL and its subsidiaries, and all taxes shown thereon to be due have been paid in full. Neither THERMACELL nor any of its subsidiaries have executed or filed with the Internal Revenue Service or any other taxing authority any agreement extending the period for assessment or collection of any income or other taxes; and, as of the date hereof other than as disclosed on
     Schedule 1, neither THERMACELL nor any of its subsidiaries is a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against THERMACELL or any of its subsidiaries. No formal claims have been made or asserted against THERMACELL or any of its subsidiaries or any property in which THERMACELL or any of its subsidiaries has an interest, and no formal claims have been made or asserted against THERMACELL, its subsidiaries or its properties by the United States Government or by any state or foreign country or local government for income, sales or any other taxes, except such as have been paid or are disclosed herein.

8. Material Contracts. THERMACELL has furnished to ABSOLUTE copies, where such is in writing, of all agreements, contracts and commitments of the following types, written or oral, to which THERMACELL or its subsidiary is a party or by which it or any of its properties is bound as of the date hereof: (a) mortgages, indentures, notes, letters of credit, security agreements and other agreements and instruments relating to the borrowing of money by or extension of credit to THERMACELL or any of its subsidiaries; (b) employment and consulting agreements; (c) employee benefit, profit-sharing and retirement plans; (d) collective bargaining agreements; (e) all joint venture or partnership agreements to which THERMACELL or any of its subsidiaries is a party; (f) licenses of software and any material patent, trademark and other industrial property rights;
     (g) agreements or commitments for capital expenditures in excess of $5,000;
     (i) brokerage or finder's agreements; and (h) agreements, contracts, leases and commitments of a type other than those described in the foregoing clauses (a) through (h) which, in any case, involve aggregate payments or receipts of more than $2,000 per annum. THERMACELL has made available to ABSOLUTE complete and correct copies of all written agreements, contracts and commitments, together with all amendments thereto, and accurate descriptions of all oral agreements. All such agreements, contracts and commitments are in full force and effect and, to the best of THERMACELL's Knowledge, all parties thereto have performed all material obligations required to be performed by them to date, are not in default in any material respect thereunder, and have not violated any representation or warranty, explicit or implied, contained therein.

9. PAC Funding, LLC the secured creditor in Class D-1 in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. has elected to have its claim for secured debt converted to equity in the Reorganized Debtor in an amount equal to fifty percent (50%) of the newly issued common stock as provided in the Order Confirming Plan.

10. All Class E-1 Allowed Unsecured Claims in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. have been paid in full and no remaining balances are due.

11. THERMACELL has instructed its transfer agent to issue and the transfer agent is in the process of issuing to all Class E-2 Allowed Unsecured Claims in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. their pro rata share of newly issued common stock as provided in such Plan.

12. THERMACELL has instructed its transfer agent to issue and the transfer agent is in the process of issuing to all Class F-1 equity interest holders in the Plan of Reorganization approved by the Court on or about August 30, 2002, in Case No. 01-20854-8G1, In re: Thermacell Technologies, Inc. their pro rata share of newly issued common stock as provided in the Plan.

13. Assignability. This Agreement shall not be assignable by any of the parties to this Agreement without the prior written consent of all other parties to this Agreement.

14. Venue; Process. The parties to this Agreement agree that jurisdiction and venue shall properly lie in the courts of the State of Texas in Nueces County, Texas, or in the United States District Court for the Southern District of Texas (Corpus Christi Division), with respect to any legal proceedings arising from this Agreement.

15. Governing Law. This Agreement has been negotiated and prepared and shall be performed in the State of Texas, and the validity, construction and enforcement of, and the remedies under, this Agreement shall be governed in accordance with the laws of the State of Texas (except that if any choice of law provision under Texas law would result in the application of the law of a state or jurisdiction other than the State of Texas, such provision shall not apply).

16. Successors and Assigns. The rights and obligations of the parties hereunder shall inure to the benefit of, and shall be binding and enforceable upon, the respective heirs (if personal), successors, assigns and transferees of either party.

17. Reliance. All representations and warranties contained herein, or any certificate or other instrument delivered in connection herewith, shall be deemed to have been relied upon by the parties hereto, notwithstanding any independent investigation made by or on behalf of such parties.

18. Attorney's Fees. The parties hereby agree that in the event any of the terms and conditions contained in this Agreement must be enforced the defaulting party shall be liable for reasonable collection and/or legal fees, trial and appellate levels, any expenses and legal fees incurred, including time spent in supervision of paralegal work and paralegal time, and any other expenses and costs incurred in connection with the enforcement of any available remedy.

19. Schedules. The Schedules and Exhibits to this Agreement, and the other materials and documents referenced herein, are incorporated by reference herein and are made a part hereof as if they were fully set forth herein.

         IN WITNESS WHEREOF, the parties have executed this Inducement Agreement as of the ____ day of ___________, 2003.


                                              ------------------------------
                                                   Thomas F. Duszynski

                                              ------------------------------
                                                      Don Huggins


                                              PAC FUNDING, LLC


                                              By:
                                                 ---------------------------
                                                      Don Huggins
                                                      Co-Manager


                                              By:
                                                 ---------------------------
                                                      Thomas F. Duszynski
                                                      Co-Manager




MTC/ej/299303